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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 21, 2005



                             BELL MICROPRODUCTS INC.
             (Exact name of registrant as specified in its charter)




                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


        000-21528                                               NO. 94-3057566
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 451-9400
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report







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ITEM 7.01   REGULATION FD DISCLOSURE

     On May 21, 2005, Bell Microproducts Inc. held its annual President's Club meeting in Barcelona, Spain for key employees and suppliers. At the President's Club meeting, the Company provided a business update on the Company's strategies and performance, including general information regarding its expansion plans and financial direction. The Company announced that it intends to continue to expand its presence in Latin America, which may include an acquisition that is currently being evaluated by the Company. The Company also reaffirmed its financial performance goals for the 2005 fiscal year.

     The Company wishes to caution investors that the foregoing information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect management's current views of future events and financial performance and involve known and unknown risks and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons. With regard to the Company's stated intention to expand in Latin America, no definitive agreements for an acquisition or other expansion in Latin America have been entered into, and there is no assurance that the Company's plans will materialize at all. Further, as with any acquisition or other expansion, the Company's ability to realize accretive or strategic benefits from the potential acquisition or expansion are subject to a number of uncertainties which may cause management's perceived benefits to not materialize. As a result, investors are cautioned not to place undue reliance on the Company's stated plans to expand in Latin America.

     With respect to the Company's belief that it will achieve its financial performance goals for the 2005 fiscal year, the Company's actual results for the 2005 fiscal year may differ materially from current expectations due to a number of factors, including the fact that planned expansion in Latin America may not occur, those factors discussed under "Risk Factors" in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2005, and other factors discussed from time to time in the other periodic reports the Company files with the Securities and Exchange Commission. As a result, investors are cautioned not to place undue reliance on the Company's expectations with respect to achieving its financial performance goals for the 2005 fiscal year.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BELL MICROPRODUCTS INC.


                                      By  /s/ James E. Illson
                                          --------------------------------------
Date: May 24, 2005                        James E. Illson
                                          Executive Vice President, Finance and
                                          Operations and Chief Financial Officer









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